Commitments and Contingencies	6 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies

(25) Commitments and Contingencies

Lease commitments

The Group has entered into operating lease agreements for certain offices. Future minimum lease payments under non-cancellable operating leases with initial terms more than one year are included in Note 13.

The total future payments for property management fee related to the non-cancellable operating leases with initial terms in excess of one year as of December 31,2025 is as following:

Lease Commitment
RMB
Within 1 year	34
2-5 years	133
Total	167

Contingencies

The US dollar amounts in this sub-section are not expressed in thousands.

We are involved in disputes and legal or administrative proceedings in the ordinary course of the Group business.

We are currently involved in a material arbitration proceeding initiated by GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively, “Claimants”) before the International Centre for Dispute Resolution (ICDR). The Claimants seek damages in excess of US$124 million relating to a Securities Purchase Agreement dated April 16, 2024 (the “GEM Agreement”) between us and GEM Global Yield LLC SCS, which contemplated a potential equity investment of up to US$1 billion.

The GEM Agreement was negotiated by Mr. Peh Chin Hua, the Group former Chairman of the board of directors of the Company (the “Board”) (“Former Chairman”), and Mr. Chan Michael Ewe Teik, a third-party intermediary nominated by the Former Chairman, and executed on the Company’s behalf by the Former Chairman.

In August 2024, through an internal investigation, the Group Board of Directors came to suspect that the Former Chairman, Singapore White Group Pte. Ltd. (“White Group”), an entity controlled by the Former Chairman, and Mr. Chan may have engaged in a fraudulent scheme that defraud the Company through a series of complex transactions, including the GEM Agreement. The investigation revealed that the Former Chairman may have withheld material information from the Board regarding GEM Agreement and White Group Agreement. In September 2024, the Group Board determined that the GEM Agreement was void due to fraud and resolved to terminate all proposed transactions and cooperation with the Former Chairman and White Group.

Consequently, on July 29, 2025, Claimants filed an arbitration with the ICDR against us concerning the GEM Agreement, seeking claims amounting to over US$124 million. We filed formal answers on September 4, 2025, denying all allegations asserted by the Claimants. The arbitration is in its early stages, and the final outcome and its potential financial impact on the Company are subject to significant uncertainty.

The Group believe that the Claimants’ allegations have no merit and we intend to vigorously defend against the claims. However, defending such arbitration could be time-consuming and costly and could divert the attention of the Group senior management. An unfavorable resolution of this arbitration or any future allegations, lawsuits or proceedings could materially and adversely affect the Group results of operations and financial condition and the market prices of the Group’s Class A Ordinary Shares.

In accordance with applicable accounting standards (ASC 450, Contingencies), the Company has not accrued any loss contingency for this matter because a loss is not considered probable, and the amount of any potential loss cannot be reasonably estimated at this time. Accordingly, the Company has recorded no provision for this contingency in these financial statements.